                                                                Exhibit 99.5
                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2003

I. RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                                        566,467.86
Available Funds:
      Contract Payments due and received in this period                                                                 4,237,207.40
      Contract Payments due in prior period(s) and received in this period                                                357,789.96
      Contract Payments received in this period for next period                                                            74,688.87
      Sales, Use and Property Tax, Maintenance, Late Charges                                                              117,929.86
      Prepayment Amounts related to early termination in this period                                                    1,219,418.98
      Servicer Advance                                                                                                    739,750.91
      Proceeds received from recoveries on previously Defaulted Contracts                                                       0.00
      Transfer from Reserve Account                                                                                         5,141.21
      Interest earned on Collection Account                                                                                 3,607.87
      Interest earned on Affiliated Account                                                                                   563.15
      Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                               0.00
      Amounts paid per Contribution and Servicing Agreement Section 7.01
         (Substituted contract < Predecessor contract)                                                                    523,478.44
      Amounts paid under insurance policies                                                                                     0.00
      Any other amounts                                                                                                         0.00

                                                                                                                        ------------
Total Available Funds                                                                                                   7,846,044.51
Less: Amounts to be Retained in Collection Account                                                                        424,069.82
                                                                                                                        ------------
AMOUNT TO BE DISTRIBUTED                                                                                                7,421,974.69
                                                                                                                        ============

DISTRIBUTION OF FUNDS:

      1. To Trustee -  Fees                                                                                                     0.00
      2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                       357,789.96
      3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

                a) Class A1 Principal and Interest                                                                              0.00
                a) Class A2 Principal (distributed after A1 Note matures) and Interest                                          0.00
                a) Class A3 Principal (distributed after A2 Note matures) and Interest                                  5,488,562.32
                a) Class A4 Principal (distributed after A3 Note matures) and Interest                                    518,751.20
                b) Class B Principal and Interest                                                                         102,552.08
                c) Class C Principal and Interest                                                                         205,335.62
                d) Class D Principal and Interest                                                                         138,356.45
                e) Class E Principal and Interest                                                                         183,426.48

      4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                                0.00
      5. To Issuer - Residual Principal and Interest and Reserve Account Distribution
                a) Residual Interest (Provided no Restricting or Amortization Event in effect)                             52,742.79
                b) Residual Principal (Provided no Restricting or Amortization Event in effect)                           179,602.70
                c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                   5,141.21
      6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                       122,100.88
      7. To Servicer, Servicing Fee and other Servicing Compensations                                                      67,613.00
                                                                                                                        ------------
TOTAL FUNDS DISTRIBUTED                                                                                                 7,421,974.69
                                                                                                                        ============
                                                                                                                        ------------
End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}                424,069.82
                                                                                                                        ============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                      $4,876,395.87
         - Add Investment Earnings                                                                                          5,141.21
         - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                       0.00
         - Less Distribution to Certificate Account                                                                         5,141.21
                                                                                                                       -------------
End of period balance                                                                                                  $4,876,395.87
                                                                                                                       =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                             $4,876,395.87
                                                                                                                       =============

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2003

III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                Pool A                                               140,732,465.48
                Pool B                                                17,931,655.90
                                                                     --------------
                                                                                           158,664,121.38
Class A Overdue Interest, if any                                               0.00
Class A Monthly Interest - Pool A                                        655,610.47
Class A Monthly Interest - Pool B                                         83,535.67

Class A Overdue Principal, if any                                              0.00
Class A Monthly Principal - Pool A                                     4,576,534.74
Class A Monthly Principal - Pool B                                       691,632.64
                                                                     --------------
                                                                                             5,268,167.38
Ending Principal Balance of the Class A Notes
                Pool A                                               136,155,930.74
                Pool B                                                17,240,023.26
                                                                     --------------
                                                                                           --------------
                                                                                           153,395,954.00
                                                                                           ==============

--------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000          Ending Principal
Original Face $286,080,000   Original Face $286,080,000         Balance Factor
      $ 2.583704                   $ 18.415015                      53.619950%
--------------------------------------------------------------------------------

IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                Class A1                                                       0.00
                Class A2                                                       0.00
                Class A3                                              51,484,121.38
                Class A4                                             107,180,000.00
                                                                     --------------

Class A Monthly Interest                                                                   158,664,121.38
                Class A1 (Actual Number Days/360)                              0.00
                Class A2                                                       0.00
                Class A3                                                 220,394.94
                Class A4                                                 518,751.20
                                                                     --------------

Class A Monthly Principal
                Class A1                                                       0.00
                Class A2                                                       0.00
                Class A3                                               5,268,167.38
                Class A4                                                       0.00
                                                                     --------------
                                                                                             5,268,167.38
Ending Principal Balance of the Class A Notes
                Class A1                                                       0.00
                Class A2                                                       0.00
                Class A3                                              46,215,954.00
                Class A4                                             107,180,000.00

                                                                     --------------        --------------
                                                                                           153,395,954.00
                                                                                           ==============

Class A3

--------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000          Ending Principal
Original Face $82,500,000    Original Face $82,500,000          Balance Factor
      $ 2.671454                 $ 63.856574                       56.019338%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2003

V. CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                Pool A                                                 2,400,637.69
                Pool B                                                   305,881.15
                                                                       ------------
                                                                                             2,706,518.84

Class B Overdue Interest, if any                                               0.00
Class B Monthly Interest - Pool A                                         11,252.99
Class B Monthly Interest - Pool B                                          1,433.82
Class B Overdue Principal, if any                                              0.00
Class B Monthly Principal - Pool A                                        78,067.29
Class B Monthly Principal - Pool B                                        11,797.98
                                                                       ------------
                                                                                                89,865.27
Ending Principal Balance of the Class B Notes
                Pool A                                                 2,322,570.40
                Pool B                                                   294,083.17
                                                                       ------------          ------------
                                                                                             2,616,653.57
                                                                                             ============

--------------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000        Ending Principal
Original Face $4,880,000   Original Face $4,880,000         Balance Factor
     $ 2.599756                 $ 18.415014                    53.619950%
--------------------------------------------------------------------------------

VI. CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                Pool A                                                 4,796,356.07
                Pool B                                                   611,135.51
                                                                       ------------
                                                                                             5,407,491.58

Class C Overdue Interest, if any                                               0.00
Class C Monthly Interest - Pool A                                         22,874.62
Class C Monthly Interest - Pool B                                          2,914.61
Class C Overdue Principal, if any                                              0.00
Class C Monthly Principal - Pool A                                       155,974.60
Class C Monthly Principal - Pool B                                        23,571.79
                                                                       ------------
                                                                                               179,546.39
Ending Principal Balance of the Class C Notes
                Pool A                                                 4,640,381.47
                Pool B                                                   587,563.72
                                                                       ------------          ------------
                                                                                             5,227,945.19
                                                                                             ============

-----------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000        Ending Principal
Original Face $9,750,000   Original Face $9,750,000         Balance Factor
      $ 2.645049                 $ 18.415014                   53.619951%
-----------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2003

VII. CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                Pool A                                                 3,197,570.67
                Pool B                                                   407,423.66
                                                                       ------------
                                                                                             3,604,994.33

Class D Overdue Interest, if any                                               0.00
Class D Monthly Interest - Pool A                                         16,550.09
Class D Monthly Interest - Pool B                                          2,108.76
Class D Overdue Principal, if any                                              0.00
Class D Monthly Principal - Pool A                                       103,983.07
Class D Monthly Principal - Pool B                                        15,714.53
                                                                       ------------
                                                                                               119,697.60
Ending Principal Balance of the Class D Notes
                Pool A                                                 3,093,587.60
                Pool B                                                   391,709.13
                                                                       ------------          ------------
                                                                                             3,485,296.73
                                                                                             ============

--------------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000        Ending Principal
Original Face $6,500,000   Original Face $6,500,000         Balance Factor
       $ 2.870592                 $ 18.415015                 53.619950%
--------------------------------------------------------------------------------

VIII. Class E Note Principal Balance

Beginning Principal Balance of the Class E Notes
                Pool A                                                 3,999,423.05
                Pool B                                                   509,593.01
                                                                       ------------
                                                                                             4,509,016.06

Class E Overdue Interest, if any                                               0.00
Class E Monthly Interest - Pool A                                         29,902.35
Class E Monthly Interest - Pool B                                          3,810.06
Class E Overdue Principal, if any                                              0.00
Class E Monthly Principal - Pool A                                       130,058.82
Class E Monthly Principal - Pool B                                        19,655.25
                                                                       ------------
                                                                                               149,714.07
Ending Principal Balance of the Class E Notes
                Pool A                                                 3,869,364.23
                Pool B                                                   489,937.76
                                                                       ------------          ------------
                                                                                             4,359,301.99
                                                                                             ============

--------------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000        Ending Principal
Original Face $8,130,000   Original Face $8,130,000         Balance Factor
      $ 4.146668                 $ 18.415015                   53.619951%
--------------------------------------------------------------------------------

                             DVI RECEIVABLES XIV L.L.C. 2001-1
                                   SERVICER REPORT
                           FOR THE PAYMENT DATE FEBRUARY 11, 2003

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
            Pool A                                                   4,797,860.25
            Pool B                                                     611,327.17
                                                                     ------------
                                                                                        5,409,187.42

Residual Interest - Pool A                                              46,487.76
Residual Interest - Pool B                                               6,255.03
Residual Principal - Pool A                                            156,023.52
Residual Principal - Pool B                                             23,579.18
                                                                     ------------
                                                                                          179,602.70
Ending Residual Principal Balance
            Pool A                                                   4,641,836.73
            Pool B                                                     587,747.99
                                                                     ------------       ------------
                                                                                        5,229,584.72
                                                                                        ============

X.  PAYMENT TO SERVICER

- Collection period Servicer Fee                                                        67,613.00
- Servicer Advances reimbursement                                                       357,789.96
- Tax, Maintenance, Late Charges, Bank Interest and other amounts                       122,100.88
                                                                                        ----------
Total amounts due to Servicer                                                           547,503.84
                                                                                        ==========

                       DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2003

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
       at the beginning of the related Collection Period                                                              159,924,313.20

      Aggregate Discounted Contract Balance of Additional Contracts acquired
       during Collection Period                                                                                                 0.00

      Decline in Aggregate Discounted Contract Balance                                                                  5,200,642.03

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement,                                       --------------
       at the ending of the related Collection Period                                                                 154,723,671.17
                                                                                                                      ==============

      Components of Decline in Aggregate Discounted Contract Balance:
       - Principal portion of Contract Payments and Servicer Advances                           4,036,060.98

       - Principal portion of Prepayment Amounts                                                1,164,581.05

       - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                00

       - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
         Contracts during the Collection Period                                                         0.00

       - Aggregate Discounted Contract Balance of Substitute Contracts added during
          Collection Period                                                                             0.00

       - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
         during Collection Period                                                                       0.00

                                                                                                ------------
             Total Decline in Aggregate Discounted Contract Balance                             5,200,642.03
                                                                                                ============

POOL B
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
       beginning of the related Collection Period                                                                      20,377,016.38

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
       Collection Period                                                                                                        0.00

      Decline in Aggregate Discounted Contract Balance                                                                    785,951.38

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                                 -------------
       ending of the related Collection Period                                                                         19,591,065.00
                                                                                                                       =============

      Components of Decline in Aggregate Discounted Contract Balance:
       - Principal portion of Contract Payments and Servicer Advances                             737,524.60

       - Principal portion of Prepayment Amounts                                                   48,426.78

       - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

       - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
          Contracts during the Collection Period                                                        0.00

       - Aggregate Discounted Contract Balance of Substitute Contracts added during
          Collection Period                                                                             0.00

       - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
          during Collection Period                                                                      0.00

                                                                                                 -----------
             Total Decline in Aggregate Discounted Contract Balance                               785,951.38
                                                                                                 ===========

                                                                                                                      --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     174,314,736.17
                                                                                                                      ==============

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2003

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A                                                                                             Predecessor
                                                               Discounted         Predecessor      Discounted
Lease #               Lessee Name                            Present Value          Lease #       Present Value
---------------------------------------------------------    -------------        ---------       -------------
3355-004              New Valley Health Group, Inc.          $1,178,581.83         4424-401     $  1,264,331.32
                      Cash                                   $  520,726.22         4424-402     $    434,976.73

                                                             -------------                      ---------------
                                                   Totals:   $1,699,308.05                      $  1,699,308.05

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                        $    1,699,308.05
b) ADCB OF POOL A AT CLOSING DATE                                                               $  272,767,516.82
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                             0.62%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                $  1,699,308.05
b)  Total discounted Contract Balance of Substitute Receivables                                 $  1,178,581.83
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                             $    520,726.22

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                             YES______   X   NO

POOL B                                                                                             Predecessor
                                                                Discounted         Predecessor      Discounted
Lease #               Lessee Name                              Present Value         Lease #       Present Value
---------------------------------------------------------      -------------       -----------     ---------------
                     NONE

                                                                  -----                           ----------------
                                                  Totals:         $0.00                           $           0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                          $           0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                 $  52,325,540.92
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
      RATING AGENCY APPROVES                                                                                  0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                             YES______   X   NO

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & General Rights (Pool B)

POOL A NON-PERFORMING                                               PREDECESSOR

                                                                    Discounted         Predecessor         Discounted
Lease #        Lessee Name                                        Present Value           Lease #         Present Value
----------------------------------------------                   ----------------      ------------      ---------------
2707-201     Amber Networks, Inc.                                $  1,045,934.66         2041-203        $  3,154,026.34
2707-202     Amber Networks, Inc.                                $    491,545.72
2708-201     Network Elements, Inc.                              $  1,305,725.82
2706-202     Coriolis Networks, Inc.                             $     90,653.94
2706-207     Coriolis Networks, Inc.                             $    215,544.48
             Cash                                                $      4,621.72        2869-001         $  2,037,442.62
3271-002     Durham Diagnostic Imaging                           $  2,317,472.63        2769-001         $  2,940,134.55
3702-003     USDL Pittsburgh Inc & USDL Pittsburgh Holding       $  2,946,305.69        2770-001         $  3,087,098.20
3714-001     Kaley Imaging, Inc., and KI Holding, Inc.           $  1,470,213.52        2002918-002      $     25,199.70
3718-006     USD Dayton, Inc. and USD Dayton Holding, Inc.       $  1,893,050.93        2004445-001      $     85,324.68
                                                                                        2002452-001      $     52,617.10
                                                                 ---------------                         ---------------
                                                        Totals:  $ 11,781,069.11                         $ 11,381,843.19

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                  11,381,843.19
b) ADCB OF POOL A AT CLOSING DATE                                            $  272,767,516.82
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                          4.17%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables             $            0.00
b)  Total discounted Contract Balance of Substitute Receivables              $            0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                          $            0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                             YES______   X   NO

POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                         Predecessor
                                                                   Discounted            Predecessor      Discounted
Lease #        Lessee Name                                        Present Value            Lease #       Present Value
----------------------------------------------                   ---------------        ------------     --------------
             NONE

                                                                      -----                                ---------
                                      Totals:                         $0.00                                $    0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                    $            0.00
b) ADCB OF POOL B AT CLOSING DATE                                               $   52,325,540.92
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                             0.00%

*ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE
 SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN
 FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                   $  0.00
b)  Total discounted Contract Balance of Substitute Receivables                    $  0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                             $  0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                          YES______   X   NO

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 11, 2003

XV.    POOL PERFORMANCE MEASUREMENTS

1.     AGGREGATE DISCOUNTED CONTRACT BALANCE

Contracts Delinquent > 90 days                               Total Outstanding Contracts
This Month                             469,420.50            This Month                            174,314,736.17
1 Month Prior                        2,239,398.48            1 Month Prior                         180,301,329.58
2 Months Prior                       5,827,291.78            2 Months Prior                        186,545,033.15

 Total                               8,536,110.76            Total                                 541,161,098.90

a) 3 Month Average                   2,845,370.25            b) 3 Month Average                    180,387,032.97

c) a/b                                       1.58%

2.          Does a Delinquency Condition Exist (1c > 6% )?
                                                                                            Yes______________  No        X

3.          Restricting Event Check

            A. A Delinquency Condition exists for current period?                           Yes______________  No        X

            B. An Indenture Event of Default has occurred and is then continuing?           Yes______________  No        X

4.          Has a Servicer Event of Default occurred?                                       Yes______________  No        X

5.          Amortization Event Check

            A. Is 1c  > 8% ?                                                                Yes______________  No        X

            B. Bankruptcy, insolvency, reorganization; default/violation of any
               covenant or obligation not remedied within 90 days?                          Yes______________  No        X

            C. As of any Determination date, the sum of all defaulted contracts
               since the Closing date exceeds 6% of the ADCB on the Closing Date?           Yes______________  No        X

6.          Aggregate Discounted Contract Balance at Closing Date                     Balance $ 325,093,057.74
                                                                                             ----------------

            DELINQUENT LEASE SUMMARY

Days Past Due           Current Pool Balance           # Leases
-------------           --------------------           --------
 31 - 60                   1,889,838.71                   43
 61 - 90                   4,630,256.09                   22
91 - 180                     469,420.50                   17

Approved By:
Matthew E. Goldenberg
Vice President
Structured Finance and Securitization